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                                                                     Exhibit 24


                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

          WHEREAS, AIRTOUCH COMMUNICATIONS, INC., a Delaware corporation (hereinafter referred to as the "Corporation"), proposes to file shortly with the Securities and Exchange Commission (the "SEC"), under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 in connection with the AirTouch Communications Retirement Plan; and

          WHEREAS, each of the undersigned is an officer or director, or both, of the Corporation, as indicated below under his name;

          NOW, THEREFORE, each of the undersigned hereby constitutes and appoints Margaret G. Gill, Sam Ginn, Mohan S. Gyani, and Arun Sarin, and each of them, his/her attorneys for him/her in his stead, in each of his/her offices and capacities as an officer, director, or both, of the Corporation, to sign and to file with the SEC such Registration Statements on Form S-8, and any and all amendments, modifications, or supplements thereto, and any exhibits thereto, and grants to each of said attorneys full power and authority to sign and file any and all other documents and to perform and do all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, and hereby ratifies and confirms all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof in connection with the registration of the aforesaid common stock.

          IN WITNESS WHEREOF, each of the undersigned has hereunto set his hand this 24th day of September, 1997.


DIRECTORS



By: /s/ Sam Ginn                             By: /s/ Arun Sarin
   --------------------------------          ----------------------------------
   Sam Ginn                                  Arun Sarin
   Chairman of the Board and                 President, Chief Operating Officer
   Chief Executive Officer                   and Director


By: /s/ Michael J. Boskin                    By: /s/ C. Lee Cox
   --------------------------------          ----------------------------------
   Michael J. Boskin                         C. Lee Cox
   Director                                  Director


By: /s/ Paul Hazen                           By: /s/ George P. Shultz
   --------------------------------          ----------------------------------
   Paul Hazen                                George P. Shultz
   Director                                  Director


By: /s/ Chang-Lin Tien
   --------------------------------
   Chang-Lin Tien
   Director


OFFICERS


By: /s/ Mohan S. Gyani
   --------------------------------
   Mohan S. Gyani
   Executive Vice President, Chief Financial Officer